EXHIBIT 10.2
                                                                    ------------

                                    AGREEMENT

     This Agreement is effective as of April 24, 2001 between ADAMOVSKE STROJIRNY a.s., a joint stock company organized and existing under the laws of the Czech Republic, having an office and place of business at Mirova 2, 679 04 Adamov, Czech Republic (hereinafter "ASA") and Presstek, Inc., a corporation organized and existing under the laws of the State of Delaware having an office and place of business at 55 Executive Drive, Hudson, New Hampshire 03051, USA (hereinafter referred to as "PRESSTEK"), (ASA and PRESSTEK each the "Party" and collectively the "Parties").

                                   ARTICLE 1
                                PRIOR AGREEMENTS

     1.1 PRIOR AGREEMENTS. To the extent that this Agreement pertains to the ADAST 547A DI and ADAST 557A DI Presses, it supercedes all other prior agreements, written or verbal, between the parties inclusive the Agreement signed February 5, 2001. This Agreement, however, does not supercede, amend, or otherwise modify the terms of the March 14, 2000 Agreement as they pertain to the ADAST 705C DI Press.

                                    ARTICLE 2
                                   DEFINITIONS

     2.1 DEFINITIONS. The following terms in this Agreement shall have the meaning indicated below:


           a. AGREEMENT. "Agreement" means this Agreement and all exhibits and instruments attached or supplemental hereto and in amendment or confirmation hereof.

           b. THE ADAST 547A DI PRESS. "ADAST 547A DI Press" shall mean the 4-color offset printing press manufactured by ASA incorporating PRESSTEK's PEARL technology of direct imaging.

           c. THE ADAST 557A DI PRESS. "ADAST 557A DI Press" shall mean the 5-color offset printing press manufactured by ASA incorporating PRESSTEK's PEARL technology of direct imaging.

           d. PRESSES. "Presses" when used herein means one or more of the ADAST 547A DI Press, the ADAST 557A DI Press, or any combination thereof.

           e. PURCHASED GOODS. "Purchased Goods" means ADAST 547A DI Press or ADAST 557A DI Press sold by ASA to PRESSTEK under this Agreement.


           f. ASA PROPRIETARY RIGHTS. "ASA Proprietary Rights" shall mean all patents, patent applications and copyrights as well as all trade secrets, confidential information, software and firmware, and know-how and all other industrial property rights of any type owned or controlled by ASA under the laws of any country, including but not limited to the Czech Republic.

           g. PRESSTEK KITS. "Presstek Kits" shall mean the hardware components, subassemblies, software and firmware that are supplied by PRESSTEK for the installation of the Presstek PEARL Technology in the ADAST 547A DI and ADAST 557A DI Presses.

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           h. PRESSTEK PEARL TECHNOLOGY. "PRESSTEK Pearl Technology" shall mean
PRESSTEK's current laser imaging technologies, together with related products, and the components utilized in converting a conventional printing press into a direct imaging press including, without limitation, laser diode arrays, computers, electronics, internal plate cylinder design and roll based plates.

           i. PRESSTEK PROPRIETARY RIGHTS. "PRESSTEK Proprietary Rights" shall mean all patents, patent applications and copyrights as well as all trade secrets, confidential information and know-how and all other industrial property rights of any type owned or controlled by PRESSTEK relating to the PRESSTEK Pearl Technology.

           j. MATERIAL BREACH. "Material Breach" shall mean such breach of rights and obligations which is uncured for more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days after receipt of notice as set forth herein and which puts or may put the other party to this Agreement in danger of sustaining loss which cannot be regarded as minor. Examples of a Material Breach are:

               i. Non-payment, more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days past due exceeding $ [CONFIDENTIAL TREATMENT REQUESTED]/*/.

               ii. If delivery of any product under this Agreement is more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days beyond due date, including, but not limited to delivery of the Purchased Goods or the Presstek Kits.

               iii. PRESSTEK's failure to take delivery of a Purchased Good on the scheduled delivery date.

           k. PRIVATE LABEL. "Private Label" shall mean branding the Purchased Goods with a name other than the name of manufacturer.

           l. MANDATORY RETROFITS. Mandatory retrofits shall mean a retrofit necessary to restore the Products to be in conformity with the Specifications, to render the Products safe for use or to have the Products comply with applicable law.

     2.2 INTERPRETATION. Whenever applicable, all words used in the singular number shall be deemed to include the plural and vice versa. The use of the word "approval" or "consent" shall mean the prior written approval or consent.

     2.3 HEADINGS. The Article and Section headings contained herein are included solely for convenience, are not intended to be full or accurate description of the content thereof, and shall not be considered part of this Agreement.

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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.
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                                   ARTICLE 3
                          SUPPLY COMMITMENT AND PAYMENT

     3.1 PARTIES' DUTIES. ASA shall manufacture (or have manufactured on its behalf in whole or in part) and sell to PRESSTEK the ADAST 547A DI Press and the ADAST 557A DI Press and PRESSTEK shall manufacture (or have manufactured on its behalf, in whole or in part) and supply to ASA the Presstek Kits required to implement the PRESSTEK Pearl Technology on the Presses. For those Presses that are to be sold, resold or otherwise distributed by PRESSTEK in accordance with the terms of this Agreement, the Presstek Kits for the ADAST 547A DI and ADAST 557A DI Presses manufactured by ASA for PRESSTEK pursuant to this agreement shall be supplied to ASA free of any charge or cost; all other Presstek Kits shall be supplied to ASA for the prices set forth in Exhibit D.

     3.2 [CONFIDENTIAL TREATMENT REQUESTED]/*/ and Relabeling. Except as otherwise provided in number "a" and or "b" of this Article 3.2, [CONFIDENTIAL TREATMENT REQUESTED]/*/ shall sell the ADAST 547A DI and ADAST 557A DI Presses which incorporate Presstek Kits only to [CONFIDENTIAL TREATMENT REQUESTED]/*/. [CONFIDENTIAL TREATMENT REQUESTED]/*/. Each Purchased Good shall have the ASA name label and country of origin placed on the non-operator side of the press. The exact labeling requirement for each Purchased Good, together with the international recognized color-coding for panel finishing purposes, is defined in detail in Exhibit A to this Agreement.

           a. Presstek will establish a geographic territory within which ASA shall be designated by Presstek to have [CONFIDENTIAL TREATMENT REQUESTED]/*/ rights to sell the ADAST 547A DI and ADAST 557A DI Presses which incorporate Presstek Kits (ASA's Geographic Region"). ASA's Geographic Region shall be set out as Exhibit K of this Agreement. ASA will have no right to sell or otherwise exchange or distribute the ADAST 547A DI and ADAST 557A DI Presses which incorporate Presstek Kits except in accordance with the terms of this Agreement. In addition, during the term of this Agreement, Presstek will, from time to time, meet with the [CONFIDENTIAL TREATMENT REQUESTED]/*/ to determine whether there may be additional geographic region(s) in which the [CONFIDENTIAL TREATMENT REQUESTED]/*/ will not be selling or otherwise distribute Presses. Should any such additional geographic region(s) be so established, Presstek will use commercially reasonable efforts to enlarge ASA's Geographic Region to include such additional geographic region(s).

           Presstek's obligations to further enlarge ASA's Geographic Region arise upon Presstek's receiving permission from [CONFIDENTIAL TREATMENT REQUESTED]/*/ that such geographic region(s) may be allocated to another party. The Parties hereto recognize that, absent such permission from [CONFIDENTIAL TREATMENT REQUESTED]/*/, ASA will not have any [CONFIDENTIAL TREATMENT REQUESTED]/*/ rights to sell the ADAST 547A DI and ADAST 557A DI Presses which incorporate Presstek Kits beyond ASA's Geographic Region, as set out in Exhibit K.

           b. Right To Terminate [CONFIDENTIAL TREATMENT REQUESTED]/*/. ASA shall be entitled to terminate PRESSTEK's [CONFIDENTIAL TREATMENT REQUESTED]/*/ days after providing PRESSTEK written notice of any Material Breach and/or [CONFIDENTIAL TREATMENT REQUESTED]/*/ days after providing PRESSTEK written notice of failure to order the presses by PRESSTEK as set forth in the Article 3.a or the Exhibit B herein, in quantity extending

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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.
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[CONFIDENTIAL TREATMENT REQUESTED]/*/ of total quantity of the presses scheduled in the respective year, [CONFIDENTIAL TREATMENT REQUESTED]/*/. In the event that ASA exercises its right under this Section and [CONFIDENTIAL TREATMENT REQUESTED]/*/, PRESSTEK shall be obligated to continue to deliver the PRESSTEK Kits as set forth in Exhibits D and G. PRESSTEK shall have the right to cure the foregoing within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days after PRESSTEK receives written notice of a Material Breach or a failure to order the presses according to the schedule in Exhibit B. If PRESSTEK timely cures the Material Breach and the failure to order the presses, ASA shall not [CONFIDENTIAL TREATMENT REQUESTED]/*/ under this Agreement.

     3.3 PRESSTEK'S COMMITMENT. In order to induce ASA to grant PRESSTEK the exclusive right to purchase the ADAST 547A DI Press and the ADAST 557A DI Press from ASA, PRESSTEK agrees as follows:

           a. That during each of the first [CONFIDENTIAL TREATMENT REQUESTED]/*/ years of this Agreement, PRESSTEK will provide ASA with orders for the presses to comply with the dates and quantities in delivery schedule set forth in Exhibit B in accordance with the terms of this Agreement.

           b. PRESSTEK will provide a [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month forecast. The [CONFIDENTIAL TREATMENT REQUESTED]/*/ forecast shall be specified [CONFIDENTIAL TREATMENT REQUESTED]/*/. Orders will be placed in a manner that PRESSTEK will provide ASA with firm commitments for a lead time as set out in Article 3.4. Purchase contract for the purchased goods shall be considered as concluded after the order is confirmed by ASA.

           c. That each Presstek Kit for a Purchased Good will be delivered to ASA no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days before that Purchased Good's scheduled completion date.

           d. That if PRESSTEK fails to meet any of its obligations set forth either in Article 3.3 above or in Exhibit B, PRESSTEK will lose its exclusive status as set out in Article 3.2(b) therein. This shall not impact the obligation to take and pay for already ordered quantity of presses therein. Failure by PRESSTEK in meeting any of its obligations set forth either above or in Exhibit B shall not terminate the rights and obligations of the Parties hereto including, but not limited to; (1) PRESSTEK's ability to purchase Presses in accordance with the terms and conditions herein; (2) PRESSTEK's ability to sell Presses; and (3)ASA's ability to exercise its right, upon providing PRESSTEK written notice, to sell the ADAST 547A DI and ADAST 557A DI Presses including the Presstek Kit through ASA's distribution network, which will not be limited geographically. If ASA provides PRESSTEK the required written notice under this section, PRESSTEK agrees that it will sell and deliver Presstek Kits to ASA for the prices set forth in Exhibit D within three (3) months after placing the order.

     3.4 ASA'S COMMITMENT. In order to assist ASA with meeting a six-month lead time delivery schedule, PRESSTEK has provided, and ASA hereby acknowledges receiving, $[CONFIDENTIAL TREATMENT REQUESTED]/*/ for purchase of in-process inventory for [CONFIDENTIAL TREATMENT REQUESTED]/*/ presses. In accordance with its acceptance of the $[CONFIDENTIAL TREATMENT REQUESTED]/*/, ASA will deliver Presses as specified by PRESSTEK to PRESSTEK following a six-month lead time. ASA will prepare by [CONFIDENTIAL TREATMENT

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.
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REQUESTED]/*/, 2001 a written proposal under which conditions would be possible a reduction to a four-month lead time. In case of termination of the Agreement or deliveries of the presses, the advance for purchase of in-process inventory shall be returned after being reduced by the expenses for already purchased inventory.

     3.5 PRICES AND PAYMENT TERMS. PRESSTEK shall effect payment to ASA as set forth on Exhibit C. These payment conditions will be applied for orders placed in calendar year [CONFIDENTIAL TREATMENT REQUESTED]/*/. The parties will agree in writing to change the payment terms by [CONFIDENTIAL TREATMENT REQUESTED]/*/ on a basis of a written proposal in order to find an optimum financing for the production of presses. The parties also agree that they will negotiate in good faith [CONFIDENTIAL TREATMENT REQUESTED]/*/ resulting from the change of payment terms.

     3.6 DELIVERY. Title and risk of loss for all Presses shall pass to PRESSTEK
(a) [CONFIDENTIAL TREATMENT REQUESTED]/*/ in the case of shipments made by sea, and (b) [CONFIDENTIAL TREATMENT REQUESTED]/*/, in the case of all shipments by road or rail which are not intended for lading on any vesseland (c) in the event of shipment by air, pursuant to the parties' subsequent written agreement. [CONFIDENTIAL TREATMENT REQUESTED]/*/. ASA shall itemize its costs for such freight/transportation on its invoice to PRESSTEK, separate from the Press price, and PRESSTEK shall reimburse ASA at ASA's cost without markup or additional fees or charges. ASA shall furnish [CONFIDENTIAL TREATMENT REQUESTED]* and/or [CONFIDENTIAL TREATMENT REQUESTED]/*/ with a pro forma or commercial invoice, showing the price to be paid by PRESSTEK for each shipment of Presses, and separately itemizing any freight, insurance, or other transportation charges which ASA may have prepaid on PRESSTEK"s behalf. Such freight, insurance or other transportation charges shall be stated at [CONFIDENTIAL TREATMENT REQUESTED]/*/, without any markup or other charge. The invoice shall be addressed as directed by PRESSTEK.


     3.7 TAXES AND DUTIES

           a. For purposes of this section, "Taxes" shall mean any and all taxes, duties, and similar charges imposed or collected by any governmental entity worldwide or any political subdivision thereof and however designated or levied and shall include any interest, penalties, costs, or additions to tax (except as may otherwise be specifically provided herein).

           b. For purposes of this section, there are two types of activities that may occur under the terms of this Agreement. One activity that may occur under the terms of this Agreement involves [CONFIDENTIAL TREATMENT REQUESTED]/*/. The second activity that may occur under the terms of this Agreement involves [CONFIDENTIAL TREATMENT REQUESTED]/*/ and to other parties as described in, and subject to the limitation of, Article 3.2(a) above [CONFIDENTIAL TREATMENT REQUESTED]/*/.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.
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           c. The obligations of the Parties to pay Taxes for the activities occurring under the terms of this Agreement are as follows:

               (i) [CONFIDENTIAL TREATMENT REQUESTED]/*/. With regard to Taxes that may arise in connection with [CONFIDENTIAL TREATMENT REQUESTED]/*/, subject to the limitations set out below in paragraph
           (A), [CONFIDENTIAL TREATMENT REQUESTED]/*/ shall be responsible for and shall bear and pay (or reimburse [CONFIDENTIAL TREATMENT REQUESTED]/*/ for, to the extent paid by [CONFIDENTIAL TREATMENT REQUESTED]/*/) all Taxes (but excluding any net income taxes imposed on [CONFIDENTIAL TREATMENT REQUESTED]/*/ which are owed or imposed under or by any governmental authority or agency in connection with the [CONFIDENTIAL TREATMENT REQUESTED]/*/.

               (A) [CONFIDENTIAL TREATMENT REQUESTED]/*/ obligations, as set out in Article 3.7 c. (i) above, regarding [CONFIDENTIAL TREATMENT REQUESTED]/*/, are subject to and arise upon the condition that [CONFIDENTIAL TREATMENT REQUESTED]/*/ will use it's best efforts to obtain and maintain all registrations, certifications, exemptions, or other such items necessary or appropriate to eliminate or minimize any Tax, and provide all documentation or other such Tax items necessary or appropriate as reasonably determined and requested by [CONFIDENTIAL TREATMENT REQUESTED]/*/. The necessary documents above will be specified in orders placed by [CONFIDENTIAL TREATMENT REQUESTED]/*/. Absent [CONFIDENTIAL TREATMENT REQUESTED]/*/ meeting the condition precedent as set out in this paragraph, [CONFIDENTIAL TREATMENT REQUESTED]/*/ shall be responsible for, and shall bear and pay (or reimburse [CONFIDENTIAL TREATMENT REQUESTED]/*/ for, to the extent paid by [CONFIDENTIAL TREATMENT REQUESTED]/*/) all Taxes which are woed or imposed under or by any governmental authority or agency in connection with the [CONFIDENTIAL TREATMENT REQUESTED]/*/. [CONFIDENTIAL TREATMENT REQUESTED]/*/.

               (ii) [CONFIDENTIAL TREATMENT REQUESTED]/*/ With regard to Taxes that may arise in connection with [CONFIDENTIAL TREATMENT REQUESTED]/*/ shall be responsible for and shall bear and pay (or reimburse [CONFIDENTIAL TREATMENT REQUESTED]/*/) all Taxes (but excluding any net income taxes imposed on PRESSTEK) which are owed or imposed under or by any governmental authority or agency in connection with the [CONFIDENTIAL TREATMENT REQUESTED]/*/ (including, without limitation, the performance of services, the manufacture and delivery of goods, and the payment of royalties). In the case of any payments made by [CONFIDENTIAL TREATMENT REQUESTED]/*/ to [CONFIDENTIAL TREATMENT REQUESTED]/*/ that are subject to withholding taxes, [CONFIDENTIAL TREATMENT REQUESTED]/*/ shall increase the amount paid to [CONFIDENTIAL TREATMENT REQUESTED]/*/ to a level such that the net amount received by [CONFIDENTIAL TREATMENT REQUESTED]/*/ after deduction of such withholding taxes will be equal to the gross payment contemplated by this agreement.

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MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED
UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.
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           d. The obligations of each of PRESSTEK and ASA under this Section 3.7 are subject to the condition that each Party agrees to cooperate to minimize and properly calculate any applicable Taxes for which either Party is responsible under this Agreement, and, in connection therewith:

               (i) each Party shall provide the other Party any resale certificates, information regarding out-of-state use of materials, services or sales, or other exemption or tax reduction certificates or other certificate or document of exemption or information that may be required in order to exempt the other Party's payment for goods, services, or royalties from any such Taxes (or to reduce any such Taxes);

               (ii) each Party shall cooperate to the extent commercially reasonable in accepting and supporting any claims of resale, direct pay, identifiable segment, bulk sale, occasional sale, casual sale or other exemption; and

               (iii) [CONFIDENTIAL TREATMENT REQUESTED]/*/ shall be responsible for obtaining and maintaining all registrations, certifications, exemptions or other items necessary or appropriate, with respect to the transactions contemplated by this Agreement or the status of [CONFIDENTIAL TREATMENT REQUESTED]/*/ in the Czech Republic (or any political subdivision thereof), in order to eliminate or minimize any Tax that could result in a cost or other burden borne by [CONFIDENTIAL TREATMENT REQUESTED]/*/.

           e. If either PRESSTEK or ASA would be responsible for any Tax under this Agreement and provides certification of an exemption from such Tax or of a reduced rate of Tax imposed on the other Party by an applicable taxing authority, under such taxing authority's rules, then the other Party shall not (unless otherwise required by law) invoice for or pay over any such Tax unless and until the applicable taxing authority assesses such Tax.

           f. Subject to the provision in subsection 3.7(e) hereof, a Party responsible for any Tax under this Agreement shall be entitled to (and shall be promptly paid by the other Party, if received by the other Party) any refunds, rebates or credits of Taxes that are borne by the responsible Party pursuant to this Agreement, together with interest thereon as paid by the applicable taxing authority.


     3.8 TERMINATION OF THE DEVELOPMENT STAGE AND CHANGES.


           a. The development stage is currently in the [CONFIDENTIAL TREATMENT REQUESTED]/*/ stage. After the end of production of the [CONFIDENTIAL TREATMENT REQUESTED]/*/, both parties to this Agreement shall agree on the production documentation. This shall be done prior to the beginning of delivery of the products based on the regular manufacturing documentation and shall include all changes arising from the [CONFIDENTIAL TREATMENT REQUESTED]/*/ testing. Any additional changes in the manufacturing documentation shall be done with the mutual consent of both parties. The changes will be applied to the manufacturing after both parties agreed on the costs involved. This does not include changes that are necessary to conform to operator safety fire and ecological risks, etc., as may be demonstrated, for instance, where a Press does not

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.
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conform to CE or EU requirements regulating health and/or safety ("Safety
Problems"). Where a party receiving a good discovers a Safety Problem (the "Discovering Party"), that party will, without delay, immediately notify the party that sent the item (the "Producing Party") of the Safety Problem.

               i. Upon receipt of notification of the Safety Problem the Producing Party shall, within five days, dispatch an individual or individuals sufficiently trained to remedy the Safety Problem (the "Repair Team") to arrive at the site and design a remedy to the Safety Problem. Upon designing a remedy, the Repair Team shall have agreed time to implement the remedy, unless such agreed time limit is extended by consent of the Discovering Party, such extension of time shall not be unreasonably withheld. Should the Repair Team fail to implement a remedy to the Safety Problem within ten days (or within an additional time if so extended by the Discovering Party), the Discovering Party shall then have the right to reasonably design and implement a remedy to the Safety Problem. In either case, the cost of remedying the Safety Problem shall be borne by the Producing Party. The presses are designed according to the safety regulations valid in European Union (CE). If such valid legal regulation or other requirement concerning the respective order requires a design change in the presses ordered, the reasonable costs for the design changes of the press for the respective region shall be born by PRESSTEK.

               ii. Should a Producing Party be notified of a Safety Problem, the Producing Party shall modify their design in order to remedy the Safety Problem for all products that have not been shipped. Such modification shall occur prior to the next shipment of the product. In the event that, as a result of implementing the remedy, it becomes necessary for ASA to change the design or technology or way of manufacturing which will have an effect on the selling price both parties shall mutually agree on the change. If this remedy causes an increase in the cost of the Presses, the other side is obliged to accept any reasonable increase in sale price. In the case that the remedy has an effect on the shipping date of the ordered presses both parties agree in writing upon the change of the shipping dates of the presses.

           b. Upon completion of the development stage, at PRESSTEK's sole election and at PRESSTEK's sole and commercially reasonable expense, ASA shall either (i) upgrade the pre-production presses to production performance levels and full compliance with the Specifications at the conclusion of the pre-production process, the foregoing at such locations as PRESSTEK may direct at its sole discretion; or (ii) provide information materials and training to individuals designated by PRESSTEK sufficient to allow such individuals to perform upgrades of the pre-production Presses. The costs related to upgrades shall be borne by PRESSTEK.

           c. Any additional development for completion or addition of Press options or any modification of existing state of the press that will materially influence the production of the press in whole or in part shall be done under a separate Agreement and shall include costs.

           d. In the event that it becomes necessary for ASA to change the design or technology or way of manufacturing which will have an effect on the selling price both parties shall mutually agree on the change.

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

           e. Each party is solely responsible for the certification of the product they supply and manufacturer. PRESSTEK shall be responsible for the UL and FCC certification as per the terms and conditions set out by the appropriate governmental agency. ASA shall be responsible for the CE certification as per the terms and conditions set by the international testing lab in Wiesbaden and EMC Compliance certification.

           f. Development responsibility shall be as follows:

               o ASA shall be responsible for the development for the basic press, electronics, user software for press control and remote operation of the press including the software.

               o PRESSTEK shall be responsible for the development of the imaging kits including the software, development of the cleaners including the removal of the silicon and development of the plate rolls loading and advancing mechanism of the plate cylinder.


           g. Changes. The Product(s) delivered hereunder shall incorporate the latest improvements implemented by ASA. Any change that affects form, fit, function and compatability (hereinafter, "Substantial Changes") are subject to PRESSTEK's prior written approval. In requesting such approval, ASA shall inform PRESSTEK, in writing, of the date of the proposed incorporation of such changes into the Product(s) and description of the substantial changes affecting the.

               (i) Form (external appearance of finished Product(s) or piece parts, or external dimensions, dimension tolerances or shape);

               (ii) Fit (provisions for mounting; changes to mounting holes, holes for mounting shipping restraints, or holes or fittings for mounting accessory or optional features; changes in the dimension or shape of internal spaces available for customer use; changes affecting the interchangeability of parts, electrical or other power and environmental requirements);

               (iii) Function (changes in the Specification, Product(s) performance, or any changes affecting Product(s) reliability); and/or

               (iv) Compatibility of the Product(s) (changes to or which affect Product(s) operation or Product(s) Spares, internal logic or timing which might affect application of the Product(s), part number or configuration dash number of parts which can be replaced in the field, the interchangeability of Spares, service documentation which might affect a customer's application for the Product(s)).

PRESSTEK shall respond within thirty (30) days to each engineering change proposal received from ASA requesting Product(s) changes indicating its acceptance or rejection of such change.

A working team will be formed by both parties to specify changes that require PRESSTEK'S approval.

           h. EFFECT OF CHANGES. In the event that any change in the form, fit or function or Specification of any Product(s) in order to comply with mutually agreed upon requirements or standards other than Mandatory Retrofits results in a significant increase or decrease in the cost of such Product(s), or in the length of time required for the manufacture or delivery thereof, an equitable adjustment to the price of such Product(s) or agreed upon shipping date or both shall be made by the parties pursuant to good faith negotiations.

           i. MANDATORY RETROFITS. ASA shall promptly notify PRESSTEK of the need for any Mandatory Retrofits and work with PRESSTEK to establish a mutually agreeable schedule for installing the foregoing. The parties will use best efforts to minimize the cost of implementation of Mandatory Retrofits. Either party shall be responsible for its portion of cost related with the respective responsibility for the development as set forth in the Article 3.9f therein. Reasonable cost for engineering design shall be reflected in the press or Presstek Kit prices.

           j. SCHEDULE FOR CHANGES. Any changes made by ASA and accepted by PRESSTEK pursuant to this Article shall be implemented in accordance with a schedule mutually agreed upon in the written notification of change. Such changes shall be incorporated into Product(s) shipped pursuant to Purchase Orders received by ASA after PRESSTEK approved such changes. If applicable, the serial number of the first such changed Product(s) shall be identified to PRESSTEK and ASA agrees that all Product(s) with serial numbers greater than such serial number shall incorporate such changes

           k. FINAL ORDER OPPORTUNITY. In the event that PRESSTEK rejects a proposed change to Products and notwithstanding any provision herein to the contrary, PRESSTEK shall have the opportunity to place a final order for units of Product at the current applicable price(s) and Specification(s) to be delivered over a negotiated period of time.

           l. PRESSTEK CHANGE REQUESTS. PRESSTEK shall have the right to request modification of the Specification, which modifications shall be subject to approval by ASA, such approval not to be unreasonably withheld. Any such modification to the Specification which increases the engineering or manufacturing cost of the Press shall result in an increase in the price of the Press by an amount reasonably related to the cost of such increase and such increase shall be borne by [CONFIDENTIAL TREATMENT REQUESTED]/*/ unless otherwise agreed by the parties in writing. In the event the parties fail to reach written agreement pursuant to this Section [CONFIDENTIAL TREATMENT REQUESTED]/*/. ASA shall not be required to undertake implementation of any modification requested or proposed by PRESSTEK in the absence of a development agreement satisfactory to ASA.

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/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     3.9 PRODUCT TESTING.


           a. The Presses will be delivered according to the specifications in Exhibit A in accordance with technical specifications TP 021.525.124 as per Exhibit E and will be tested according to test specifications 9057015 as per Exhibit F. If the Press passes the test, PRESSTEK is obligated to accept it. The technical specifications and the test specification may be changed when agreed by the parties hereto.

           b. ASA agrees that PRESSTEK and any third party designed by PRESSTEK will perform regular or periodic audits on performance related to the product testing as set forth in Article 3.10a of this Agreement to ensure compliance with TP 021.525.124 and Exhibits A and E hereto.

           c. Presstek Kits shall be supplied according to specification in Exhibit G and they should comply with the technical specifications under Exhibit L.

           d. PRESSTEK will supply, free of charge, to ASA for testing purposes a minimum of [CONFIDENTIAL TREATMENT REQUESTED]/*/ printing roll per printing unit containing a minimum of [CONFIDENTIAL TREATMENT REQUESTED]/*/ plates and empty spare rolls and roll ends as required by ASA.. Other materials necessary for Press testing will be paid for by ASA.

     3.10 Material Breach and Loss of [CONFIDENTIAL TREATMENT REQUESTED]/*/. Should PRESSTEK experience Loss of [CONFIDENTIAL TREATMENT REQUESTED]/*/ or Materially Breach this Agreement:

               (a) PRESSTEK shall honor such orders of Presses that were placed in accordance with Article 3.3 b. on or before the date that ASA sent to PRESSTEK the (i) notice that PRESSTEK was eligible to lose its [CONFIDENTIAL TREATMENT REQUESTED]/*/; or (ii) Notice of Material Breach;

               (b) No later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from
           (i) the date of PRESSTEK's Loss of [CONFIDENTIAL TREATMENT REQUESTED]/*/, or (ii) the date of Material Breach by PRESSTEK pursuant to Article 2.1.j., as applicable (hereinafter referred to as the "Claim Date"), ASA may submit to PRESSTEK its written claim for cancellation charges, if any. ASA shall submit its claim together with such reasonable evidence as PRESSTEK may reasonably request. ASA's claim shall be based solely upon costs incurred by ASA as a result of such Loss of [CONFIDENTIAL TREATMENT REQUESTED]/*/ or Material Breach, and no profit or opportunity cost shall be considered in calculating such claim. Failure to submit a claim by the Claim Date shall constitute a waiver of any claim by ASA as a result of PRESSTEK's Loss of [CONFIDENTIAL TREATMENT REQUESTED]/*/ or Material Breach, and PRESSTEK shall be released from all liability arising out of such event. Upon PRESSTEK's request, ASA will make available to PRESSTEK all relevant information for inspection and audit.

               (c) ASA shall reasonably assess open orders, raw materials, work in process and subassemblies to determine whether or not such items can be used by ASA for the manufacture of other products or be diverted for any other purpose, and ASA shall correspondingly reduce its claim as set out above by the value of any usable items.

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/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

               (d) To the extent that ASA cannot mitigate its termination claim as specified above, PRESSTEK shall pay cancellation charges claimed by ASA as follows:

                   (i) The price for Products which ASA has completed manufacture prior to the effective date of PRESSTEK's Loss of [CONFIDENTIAL TREATMENT REQUESTED]/*/ or Material Breach pursuant to an issued Purchase Order and for which payment has not been made;

                   (ii) ASA's fully burdened costs incurred for raw materials, components, subassemblies and work in process (collectively, the "Materials") at the time of the effective date of such termination or cancellation which were required to fill the Purchase Orders canceled by PRESSTEK, such fully burdened costs to include actual carrying costs and overhead attributed to the Materials, not to exceed an additional [CONFIDENTIAL TREATMENT REQUESTED]/*/ % of the cost of the Materials; and

                   (iii) ASA's reasonable cancellation costs incurred for components and subcontracted items which ASA had on order prior to the effective date of such termination or cancellation, which were necessary to fill the Purchase Orders canceled by PRESSTEK, and for which ASA is obligated to pay cancellation charges.

               (e) Notwithstanding anything to the contrary in this Article 3.11, in no event shall any payments made by PRESSTEK under this
           Article 3.11 exceed the aggregate price specified in the canceled Purchase Orders, less payments already made. There will be excluded from any amounts payable to ASA under this section all amounts payable with respect to PRESSTEK property lost, damaged, stolen or destroyed prior to delivery to PRESSTEK.

               (f) The invoice specifying the cancellation charges is due for payment [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from the receipt date.

               (g) The products ordered before the effective date of this Agreement will be finalized by ASA and taken and paid for by PRESSTEK.

                                    ARTICLE 4
                                    WARRANTY

     4.1 WARRANTY. ASA warrants that each printing press shall be delivered free from defects in materials and workmanship pursuant to the terms and conditions set forth on Exhibit E. The warranty period is [CONFIDENTIAL TREATMENT REQUESTED]/*/ months from the date of installation but a maximum of [CONFIDENTIAL TREATMENT REQUESTED]/*/ months from scheduled shipping date (which shall be the date ASA notified PRESSTEK the Purchased Good was ready for shipment even in the case that date is different from the scheduled shipping date).

ASA will repair or replace the defective components or parts of the press, except that ASA will not be obligated or liable for replacement of any components or parts thereof which (i) are not properly stored, installed, used, maintained or repaired, or which are modified other than pursuant to ASA's instructions or approval; or (ii) have been subjected to any other kind of misuse or detrimental exposure, or have been involved in an accident. ASA will not be responsible or liable for supplying or paying for the cost of

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/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

labor to replace defective components or a part of the presses.. With respect to any component or part purchased from another manufacturer, ASA gives no warranty, and only the warranty, if any, given by the manufacturer shall apply. ASA gives no warranty on the Presstek Kit. Further precision of the warranty conditions is given in the technical specification TP 021.525.124 (Exhibit E).


           b. For the ADAST 547A DI and ADAST 557A DI presses sold through ASA distributors under provisions in this Agreement, PRESSTEK warrants that each Presstek Kit shall be free from defect in material and workmanship pursuant to the terms and conditions set forth on Exhibit L for the period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of the ADAST 547A DI or ADAST 557A DI installation at the end user site but a maximum of [CONFIDENTIAL TREATMENT REQUESTED]/*/ months from the Presstek Kit delivery date to ASA. PRESSTEK will repair or replace the purchased goods or the part, except that PRESSTEK will not be obligated or liable for replacement of any Presstek Kit or its part which (i) is not properly stored, installed, used, maintained or repaired, or which is modified other than pursuant to PRESSTEK's instructions or approval; or (ii) has been subjected to any other kind of misuse or detrimental exposure, or has been involved in an accident. PRESSTEK will not be responsible or liable for supplying or paying for the cost of labor to replace the part.

     4.2 NOTICE. Warranty claims under this Agreement must be made promptly and in writing; must recite the nature and details of the claim, the date the cause of the claim was first observed and the serial number (if applicable) of the part concerned; and must be received by the other party no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ after the expiration of the applicable warranty period. The parties are obliged to store defective parts for at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ months for the purpose of inspecting the parts and/or if required by the other party, the part will be returned to it at the requiring party's expense.

     4.3 SERVICE.


           a. [CONFIDENTIAL TREATMENT REQUESTED]/*/ is solely responsible for the installation, warranty and post-warranty service of the presses sold to PRESSTEK under this Agreement. Any work requested from [CONFIDENTIAL TREATMENT REQUESTED]/*/ by [CONFIDENTIAL TREATMENT REQUESTED]/*/ will be charged by [CONFIDENTIAL TREATMENT REQUESTED]/*/ at the customary rates for this type of service including traveling expenses. PRESSTEK will not directly hire ASA employees, their agents and distributors without a prior written consent of ASA.

           b. [CONFIDENTIAL TREATMENT REQUESTED]/*/ is solely responsible for the installation and warranty and post-warranty service of the ADAST 547A DI and ADAST 557A DI including Presstek Kits sold through [CONFIDENTIAL TREATMENT REQUESTED]/*/ distributors under terms and conditions of this Agreement unless otherwise agreed by the Parties. Any work requested from [CONFIDENTIAL TREATMENT REQUESTED]/*/ by [CONFIDENTIAL TREATMENT REQUESTED]/*/ will be charged by [CONFIDENTIAL TREATMENT REQUESTED]/*/ at the customary rates for this type of service including traveling expenses.

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/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           c. ASA will supply to PRESSTEK all necessary parts to set up a spare parts warehouse based on a purchase order issued by PRESSTEK. The initial order has to be placed at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ months in advance. Prices for spare parts to PRESSTEK will be the same as prices for other Distributors, shipped against a Purchase order.

           d. Service and delivery of spare parts shall be covered by a separate Service Agreement that will be added as Exhibit M. These parties will negotiate in good faith to complete a Service Agreement by [CONFIDENTIAL TREATMENT REQUESTED]/*/, 2001.

                                    ARTICLE 5
                          INTELLECTUAL PROPERTY LICENSE

     5.1 RIGHTS AND LICENSES GRANTED.


           a. ASA hereby grants to PRESSTEK and its Subsidiaries and companies designated by PRESSTEK pursuant to the terms of this Agreement [CONFIDENTIAL TREATMENT REQUESTED]/*/ right and license to [CONFIDENTIAL TREATMENT REQUESTED]/*/ the object code of the Press firmware encompassed within the ASA Proprietary Rights to [CONFIDENTIAL TREATMENT REQUESTED]/*/ the ADAST 547A DI Presses and ADAST 557A DI Presses incorporating Presstek Kits supplied by PRESSTEK, but only pursuant to the terms of this Agreement. PRESSTEK shall have the right to grant their representatives and intermediary distributors and customers the right to provide necessary information and know-how regarding sale, maintenance and servicing of such equipment. The license shall be a [CONFIDENTIAL TREATMENT REQUESTED]/*/ license to use the object code version of the firmware on the Presses. PRESSTEK its customers, distributors and other owners are not allowed to [CONFIDENTIAL TREATMENT REQUESTED]/*/ for the software or firmware of the Presses and their control unless agreed in writing by ASA. Neither PRESSTEK, its dealers, distributors or customers shall [CONFIDENTIAL TREATMENT REQUESTED]/*/ a source code of the software and firmware. Neither PRESSTEK, its dealers, distributors or customers shall [CONFIDENTIAL TREATMENT REQUESTED]/*/ copyright or other intellectual property symbols included in the software or firmware. The license granted in this Agreement extends to and includes [CONFIDENTIAL TREATMENT REQUESTED]/*/. ASA will provide PRESSTEK written notification of pending new updates and maintenance modifications together with the availability thereof sufficiently in advance of publication in order for PRESSTEK to react in a timely manner.

           b. PRESSTEK hereby grants to ASA and its Subsidiaries the right and license under the PRESSTEK Proprietary Rights to [CONFIDENTIAL TREATMENT REQUESTED]/*/ ADAST 547A DI Presses and ADAST 557A DI Presses incorporating Presstek Kits supplied by PRESSTEK, but only pursuant to the terms of this Agreement. This right and license shall not entitle ASA to [CONFIDENTIAL TREATMENT REQUESTED]/*/; except that ASA shall have the right to grant their exclusive representatives and intermediary distributors the right to provide necessary information and know-how regarding sale, maintenance and servicing of such equipment limited ASA's Geographic Region as set out in Exhibit K of this Agreement. Further, ASA shall have the right to grant its customers, distributors, and other owners of ADAST 547A DI Presses and ADAST 557A DI Presses, and additional subject Presses incorporating Presstek Kits the right and license to [CONFIDENTIAL TREATMENT REQUESTED]/*/ all software and firmware encompassed within such Presstek Kits for use in connection with such Press, such software and firmware licenses to be in a form approved by PRESSTEK limited to ASA's Geographic Region as set out in Exhibit K of this Agreement . Neither ASA, its customers, distributors or other owners may [CONFIDENTIAL

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/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

TREATMENT REQUESTED]/*/ the software or firmware embedded in the Presstek Kits without PRESSTEK's written consent. Neither ASA, its dealers, distributors or the customer shall [CONFIDENTIAL TREATMENT REQUESTED]/*/ the source code of the software or firmware. Neither ASA, its dealers, distributors nor any customer shall [CONFIDENTIAL TREATMENT REQUESTED]/*/ any copyright or other intellectual property notice placed in the software or firmware.

           c. In consideration of the right and license granted pursuant to the paragraph 5(b) above, the price of the Presstek Kit shall include a royalty at the rate of [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ price for each such press sold or otherwise transferred to a customer other than PRESSTEK or a PRESSTEK designee. Such royalties are included in prices under Exhibit D.

     5.2 INFRINGEMENT. In the event a party to this Agreement becomes aware of any act that may constitute an infringement of any right granted by this Agreement, that party shall immediately notify the other party and agrees, at the licensing party's expense, to assist in the prosecution of any claim or action for such infringement.

     5.3 OWNERSHIP OF RIGHTS.


           a. PRESSTEK acknowledges that ASA is the sole and exclusive owner of the ASA Proprietary Rights, including any advancements, modifications, supplements, amendments, improvements, or additions thereto, now existing or hereinafter originated by ASA, and waives in favor of ASA all rights, title, and interest to any such property. In order to secure ASA's rights in such property, PRESSTEK agrees to fully assist ASA, at ASA's request, in any reasonable manner.

           b. ASA acknowledges that PRESSTEK is the sole and exclusive owner of the PRESSTEK Proprietary Rights, including any advancements, modifications, supplements, amendments, improvements, or additions thereto, now existing or hereinafter originated by PRESSTEK, and waives in favor of PRESSTEK all rights, title, and interest to any such property. In order to secure PRESSTEK's rights in such property, ASA agrees to fully assist PRESSTEK, at PRESSTEK's request, in any reasonable manner.

     5.4 DOCUMENTATION AND ESCROW.


           a. SALES & Service Documentation. ASA shall provide to PRESSTEK, at no cost, all engineering drawings and documentation (by part number) which, based on mutual agreement between both the parties, are necessary or appropriate to fulfill PRESSTEK's service obligations for the Product(s). ASA shall furnish to PRESSTEK, on an ongoing basis during the term hereof, free of charge, Documentation as PRESSTEK may reasonably request in English and other languages to be mutually agreed. In accordance with the foregoing, PRESSTEK may, at its option and expense, include Product

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

descriptions and other information in any PRESSTEK or PRESSTEK-approved literature, prepare PRESSTEK promotional literature relating to Products and distribute the same to its sales force and customers, and include portions of ASA's copyrighted works in such literature.

           b. CUSTOMER DOCUMENTATION AND OTHER INFORMATION. ASA will provide at no cost to PRESSTEK one (1) full, complete and accurate set of user or operator manuals for the Products (in the English and other languages mutually agreed) so that PRESSTEK can, on a periodic basis and as new changes or additions occur, make copies thereof and distribute the same to its sales force and customers. During the term of this Agreement, PRESSTEK may also include Product(s) description and information in any PRESSTEK-approved literature. The distribution of such literature by PRESSTEK will be at their sole expense.

           c. ESCROW. With respect to software components of the Products, the parties shall execute within 90 days of the date hereof an Escrow Agreement similar to what is attached hereto as Exhibit L with a third-party escrow agent to permit access to ASA's software or source code for the Products upon any material failure by ASA to maintain and/or support the software embedded in the Products.


     5.5 TERMINATION OF LICENSE.

           a. Upon termination of this Agreement for a material breach, PRESSTEK's license shall immediately terminate and PRESSTEK shall immediately thereafter cease and desist from use of any of ASA's Proprietary Rights.

           b. Upon termination of this Agreement for a material breach, ASA's license shall immediately terminate and ASA shall immediately thereafter cease and desist from use of any of PRESSTEK's Proprietary Rights.

                                    ARTICLE 6
                                   TRADEMARKS

     6.1 USE OF TRADEMARKS. The Parties hereby grant to each other a non-exclusive, non-transferable, and royalty-free right and license to use the respective trademarks specified in Exhibit H attached hereto, as such Exhibit may be modified from time to time during the term of this Agreement, in connection with the sale or other distribution, promotion, advertising and maintenance of the Purchased Goods for so long as such trademarks are used by the Parties in accordance with agreed standards, specifications and instructions, but in no event beyond, the term of this Agreement. The rights granted are only for distribution, advertising, and sale of the ADAST 547A DI Presses and the ADAT 557A DI Presses. The Parties shall afford each other reasonable opportunities during the term hereof to inspect and monitor their activities in order to ensure their use of the trademarks in accordance with the agreed-upon standards and instructions. The Parties shall acquire no right, title or interest in such other Party's trademarks other than the foregoing limited license, and the Parties shall not use each other's trademarks as part of their corporate or trade name or permit any third party to do so without the prior written consent of the other Party.

     6.2 MARKINGS. Neither Party shall, without the prior written consent of the other Party, remove or alter any patent numbers, trade names, trademarks, notices, serial numbers, labels, tags or other identifying marks, symbols or legends affixed to any Purchased Goods or containers or packages, except as set forth in this Agreement.

     6.3 INFRINGEMENTS. Each party shall promptly notify the other of any use by any third party of the other's trademarks or any use by such third parties of similar marks which may constitute an infringement or passing off of the other's trademarks. Each party whose trademark is being infringed reserves the right in its sole discretion to institute any proceedings against such third party infringers and the other party shall refrain from doing so. The party whose trademark is not being infringed agrees to cooperate fully with the other party in any action taken by the other party against such third parties, provided that all expenses of such action shall be borne by the other party and all damages which may be awarded or agreed upon in settlement of such action shall accrue to the other party.

     6.4 INDEMNIFICATION.


           a. INDEMNIFICATION BY ASA. (i) If a third party claims that any Press violates any applicable safety or regulatory standard or has caused personal injury, including death, or damage to property, ASA will defend PRESSTEK, and PRESSTEK's respective authorized resellers, customers and officers, directors employees and representatives ("PRESSTEK Indemnitees") against that claim at ASA's expense. ASA's obligation to defend any such claim arises upon PRESSTEK promptly notifying ASA in writing of the claim, and allowing ASA to control, and to cooperate with ASA in, the defense of the claim or any settlement.

           (ii) If a third party claims that any ASA Proprietary Right or Press infringes a patent, copyright, trademark or trade secret, ASA, at ASA's expense will defend PRESSTEK's Indemnitees against that claim and either
     (A) procure for PRESSTEK Indemnitees the right to continue using the ASA Proprietary Right or Press that is the subject of the claim; or (B) modify or replace the ASA Proprietary Right or Press with non-infringing components having the same or substantially equivalent features and functionality. If neither option A nor B is available to ASA, ASA shall refund a portion of the license fee based on the depreciated value of the Software. ASA's obligations to defend PRESSTEK Indemnitees and either procure license(s) or modify or replace the ASA Proprietary Right or Press (as those obligations are described in this paragraph) arise upon PRESSTEK promptly notifying ASA in writing of the claim, and allowing ASA to control, and to cooperate with ASA in, the defense of the claim or any settlement.

           b. INDEMNIFICATION BY PRESSTEK. (i) If a third party claims that any Presstek Kit violates any applicable safety or regulatory standard or has caused personal injury, including death, or damage to property, PRESSTEK will defend ASA, and ASA's respective authorized resellers, customers and officers, directors employees and representatives ("ASA Indemnitees") against that claim at PRESSTEK's expense. PRESSTEK's obligation to defend any such claim arises upon ASA promptly notifying PRESSTEK in writing of the claim, and allowing PRESSTEK to control, and to cooperate with PRESSTEK in, the defense of the claim or any settlement.

                     (ii) If a third party claims that any PRESSTEK Proprietary Right or Presstek Kit infringes a patent, copyright, trademark or trade secret, PRESSTEK, at PRESSTEK's expense will defend ASA Indemnitees against that claim and either (A) procure for ASA Indemnitees the right to continue using the PRESSTEK Proprietary Right or Presstek Kit that is the subject of the claim; or (B) modify or replace the PRESSTEK Proprietary Right or Presstek Kit with non-infringing components having the same or substantially equivalent features and functionality. If neither option A nor B is available to PRESSTEK, PRESSTEK shall refund a portion of the license fee based on the depreciated value of the Software. PRESSTEK's obligations to defend ASA Indemnitees and either procure license(s) or modify or replace the PRESSTEK Proprietary Right or Presstek Kit (as those obligations are described in this paragraph) arise upon ASA promptly notifying PRESSTEK in writing of the claim, and allowing PRESSTEK to control, and to cooperate with PRESSTEK in, the defense of the claim or any settlement.

     6.5 TERMINATION OF USE.


           a. PRESSTEK acknowledges ASA's Proprietary Rights and rights in and to the ASA trademarks and any tradenames regularly applied by ASA to the Purchased Goods, and PRESSTEK hereby waives in favor of ASA all rights to any trademarks, tradenames and logotypes now or hereafter originated by ASA. PRESSTEK shall not adopt, use or register any words, phrases or symbols which are identical to or confusingly similar to any ASA's trademarks. Upon termination of this Agreement, PRESSTEK shall cease and desist from use of the ASA trademarks in any manner. In addition, PRESSTEK hereby empowers ASA and agrees to assist ASA, if requested, to cancel, revoke or withdraw any governmental registration or authorization permitting PRESSTEK to use ASA trademarks.

           b. ASA acknowledges PRESSTEK's Proprietary Rights and rights in and to the PRESSTEK trademarks and any tradenames regularly applied by PRESSTEK to the Purchased Goods, and ASA hereby waives in favor of PRESSTEK all rights to any trademarks, tradenames and logotypes now or hereafter originated by PRESSTEK. ASA shall not adopt, use or register any words, phrases or symbols which are identical to or confusingly similar to any PRESSTEK's trademarks. Upon termination of this Agreement, ASA shall cease and desist from use of the PRESSTEK trademarks in any manner. In addition, ASA hereby empowers PRESSTEK and agrees to assist PRESSTEK, if requested, to cancel, revoke or withdraw any governmental registration or authorization permitting ASA to use PRESSTEK trademarks.

                                    ARTICLE 7
                                   COMPLIANCE

     7.1 COMPLIANCE. Each Party agrees that it shall use commercial reasonable efforts to comply with and act in a manner contemplated by the provisions of this Agreement and so as to implement to their full extent the provisions of his Agreement, and to the extent, if any, which may be permitted by law, shall cause its respective nominee, directors, agents and employees, if any, to act accordingly. Nevertheless, notwithstanding anything contained in this Agreement, the Parties shall so conduct their affairs as to comply with any law (statutory or otherwise), regulation or other legal requirement applicable to them.

                                    ARTICLE 8
                              TERM AND TERMINATION

     8.1 EFFECTIVE DATE. This Agreement shall take effect as of the date first above written.


     8.2 TERM. The term of this Agreement shall commence upon signature by the last party to execute the Agreement and continue in full force and effect until [CONFIDENTIAL TREATMENT REQUESTED]/*/. The parties agree that not less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days prior to the expiration of any term or renewal term, either party may notify the other party in writing of nonrenewal or, in the absence of such notification, the parties agree to negotiate in good faith any modifications and/or other terms and conditions for such renewal..

     8.3 TERMINATION OF WORK. If all or part of the work is terminated prior to its completion, such work shall be deemed to have been executed to the extent of the state of progress which ASA had reached as of the date of termination. Except as specifically agreed in writing, termination shall not relieve either Party or any obligation arising out of work performed prior to termination. Charges for the terminated portion of contracts are payable by PRESSTEK to ASA upon submission of ASA's invoices to PRESSTEK for the Purchased Goods.

     8.4 TERMINATION FOR A MATERIAL BREACH. In the event of a Material Breach, in addition the rights provided elsewhere in this Agreement, the party which did not commit or cause the Material Breach shall have the right to terminate this Agreement by providing written notice of termination to the other party setting forth the Material Breach(es) and stating that this Agreement will be terminated sixty days from the receipt of the notice. The party receiving the notice shall then have sixty days after receipt of the notice of termination to cure the Material Breach. If the Material Breach is cured within the sixty-day period, the Agreement shall not be terminated.



                                    ARTICLE 9
                           RELATIONSHIP OF THE PARTIES

     9.1 RELATIONSHIP. Nothing contained in this Agreement shall be deemed to:


           a. make either party or any employees of such party the agent, employee, joint venture or partner of the other party; or

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           b. provide either party or any employee of such party with the power or authority to act on behalf of the other party or to bind the other party to any contract, agreement or arrangement with any other person.

     9.2 EMPLOYEES. All personnel employed or otherwise engaged by either party shall be the agents, servant, and employee of such party only, and the other party shall incur no obligations or liabilities, express or implied, by reason of the conduct of such personnel.

                                   ARTICLE 10
                                 CONFIDENTIALITY

     10.1 ACKNOWLEDGMENT.

           a. PRESSTEK acknowledges and agrees that all ASA's information delivered or shared under this Agreement is confidential and proprietary to ASA. PRESSTEK agrees not to use any of such ASA information during the form of this Agreement and for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ years from the date of disclosure for any purpose other than as permitted hereunder or required for PRESSTEK's performance hereunder. PRESSTEK further agrees not to disclose or provide any of such ASA information to any third party and to take all necessary measures to prevent such disclosure by PRESSTEK's employer, agents, contractors, or consultants during the term hereof and for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ years from the date of disclosure.

           b. ASA acknowledges and agrees that all PRESSTEK's information delivered or shared under this Agreement is confidential and proprietary to PRESSTEK. ASA agrees not to use any of such PRESSTEK information during the form of this Agreement and for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ years from the date of disclosure for any purpose other than as permitted hereunder or required for ASA's performance hereunder. ASA further agrees not to disclose or provide any of such ASA information to any third party and to take all necessary measures to prevent such disclosure by ASA's employer, agents, contractors, or consultants during the term hereof and for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ years from the date of disclosure.

     10.2 CONFIDENTIALITY AGREEMENT. A confidentiality agreement, which is currently in effect between the parties, is attached as Exhibit J (the "Confidentiality Agreement"). The parties intend that the Confidentiality Agreement is now applicable to this Agreement because this Agreement replaces the agreement originally covered by the Confidentiality Agreement.


                                   ARTICLE 11
                             LIMITATION OF REMEDIES

     11.1 DELAY. Neither Party shall be liable for any loss or damage caused by delay in furnishing the purchased goods or any other performance under or pursuant to this Agreement.

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     11.2 SOLE REMEDIES. The sole and exclusive remedy for breach of any and all warranties and either Party's sole liability for any such breach shall be limited to the remedies for a Material Breach as set forth herein.

     11.3 CONSEQUENTIAL DAMAGES. EXCEPT FOR THE PARTIES' OBLIGATIONS OF INDEMNITY AS EXPRESSLY PROVIDED SECTION 6.4 AND THE OBLIGATIONS UNDER ARTICLE 10 OF THIS AGREEMENT, WHICH SHALL BE GOVERNED BY THEIR TERMS, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON FOR ANY SPECIAL, PUNITIVE, INCIDENTAL, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO ANY PARTY'S BUSINESS REPUTATION OR GOODWILL, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, WHETHER OR NOT THE FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY. .

                                   ARTICLE 12
                                  FORCE MAJEURE

     12.1 DEFINITION - Force Majeure shall mean any event or condition, not existing as of the date of signature of this Agreement, not reasonably foreseeable as of such date and not reasonably within the control of either party, which prevents in whole or in material part the performance by the parties of its obligations hereunder or which renders the performance of such obligations so difficult or costly as to make such performance commercially unreasonable. Without limiting the foregoing, the following shall constitute events or conditions of Force Majeure: acts of State or governmental action, orders, legislation, regulations, restrictions, riots, disturbance, war (declared or undeclared), prohibition of import or export of goods and covered by this Agreement, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning and explosion. If by any of the above-mentioned causes, an allocation of supplies must be made, the parties hereby agree that such allocation will be fairly made.

     12.2 NOTICE - Upon giving written notice to the other party, a party affected by an event of Force Majeure shall be released without any liability on its apart from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure. Such notice shall include a description of the nature of the event of Force Majeure, and its cause and possible consequences. The party claiming Force Majeure shall promptly notify the other party of the termination of such event.

     12.3 CONFIRMATION - The party invoking Force Majeure shall provide to the other party confirmation of the existence of the circumstances constituting Force Majeure. Such evidence may consist of a statement or certificate of an appropriate governmental department or agency where available, or a statement describing in detail the facts claimed to constitute Force Majeure.

     12.4 SUSPENSION OF PERFORMANCE - During the period that the performance by one of the parties of its obligations under this Agreement has been suspended by reason of an event of Force Majeure, the other party may likewise suspend the performance of all or part of its obligations hereunder to the extent that such suspension is commercially reasonable.

     12.5 TERMINATION - Should the period of Force Majeure continue for more than 90 days, either party may terminate this Agreement without liability to the other party, except for payments due to such date, upon giving written notice to the other party.

                                   ARTICLE 13
                               DISPUTE RESOLUTION

     13.1 APPLICABLE LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New Hampshire.


     13.2 ARBITRATION. In the event of any dispute, controversy or claim arising out of, in connection with, or in relation to this Agreement or breach thereof, the parties shall attempt to resolve such matter by means of mediation between and among the senior executives of PRESSTEK and ASA. In the event such mediation is unsuccessful after 60 days, then any such dispute, controversy or claim arising out of, in connection with, or in relation to this Agreement or breach thereof (except for claims for which equitable relief is sought or claims related to infringement) shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in force except those provisions of the rules governing arbitrability. The parties agree to (i) appoint an arbitrator who is knowledgeable in and familiar with the printing and imaging industry, and instruct the arbitrator to follow substantive rules of law; (ii) require the testimony to be transcribed; and (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision. The arbitrator shall have the authority to permit discovery, to the extent deemed appropriate by the arbitrator, upon request of a party. The arbitrator shall have no power or authority to add to or detract from the written agreement of the parties. All costs and expenses, including attorneys' and the arbitrator's fees, of all parties incurred in any dispute which is determined and/or settled by arbitration pursuant to this section shall be borne equally by the parties.. Except where clearly prevented by the area of dispute, both parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof. This Section shall not limit the right of any party to sue for injunctive relief, for a breach of the confidential obligations under the Confidentiality Agreement, for indemnified matter or a violation of the license rights granted herein.

     13.3 ARBITRATION FORUM. The arbitration shall take place in Washington, D.C.

                                   ARTICLE 14
                                GENERAL CONDITION

     14.1 THIRD PARTIES. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the Parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.2 SEVERABILITY. If in any jurisdiction, any provision of this Agreement or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances.

     14.3 MODIFICATION OR WAIVER. No failure or delay on the part of any Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power hereunder. No modification or waiver of any provision of this Agreement nor consent to any departure by any Party therefrom shall in any event be effective until the same shall be in writing and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, it being recognized, however, that any provision of his Agreement may be modified or waived by the written agreement of all parties hereto. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances except as specifically provided herein.

     14.4 BENEFIT OF THE AGREEMENT. This Agreement shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the Parties hereto.

     14.5 WAIVER. Waiver by either party hereto of any breach or default of the terms and conditions of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default.

     14.6 COSTS AND EXPENSES. Except as otherwise provided in this Agreement, each party hereto shall be responsible for its own expenses incurred in connection with the performance of its obligations under this Agreement, unless otherwise agreed by the parties hereto.

     14.7 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto represent the entire understanding and agreement between the parties hereto with respect to the ADAST 547ADI Press and the ADAST 557A DI Press (collectively the "Covered Presses"), and supersede all prior negotiations, representations, and agreements made by and between the parries with respect to the Covered Presses, only. No alteration, amendment or modification of any of the terms or provisions of this Agreement shall be-valid unless made pursuant to an instrument in writing signed by each of the parties hereto.

     14.8 NON-ASSIGNMENT. A party to this Agreement may not assign its rights and obligations under this Agreement without the consent of the other party; provided, however, that each party may assign this Agreement in connection with
(a) the sale of all or substantially all of the capital stock or assets of such party, or (b) the acquisition by a third party of a party to this Agreement by merger, consolidation, reorganization or other business combination whereby more than fifty (50) percent of the voting securities of a party to this Agreement are sold or transferred to a third party (a "Business Combination"). .

     14.9 NOTICES. All notices provided for in this Agreement shall be effective when they are delivered in writing. A copy of a notice can be sent by facsimile to the receiving party, while the original can be sent by a registered letter or courier service having written acknowledgment or served by personal delivery, at the following addresses:

                     If to PRESSTEK:
                     --------------

                     Mr.  Robert W. Hallman
                     CEO
                     Presstek, Inc.
                     55 Executive Drive,
                     Hudson, New Hampshire 03051
                     Fax: (603) 595-2602

                     If to ADAST:
                     -----------

                     JUDr. Josef Buzek Chairman of the Board of Directos ADAMOVSKE STROJIRNY a.s.
                     Mirova 2
                     679 04 Adamov
                     Czech Republic
                     Fax: +420 506 511003

                     and

                     Kvitoslav Kratky
                     Deputy Chairman of the Board of Directors ADAMOVSKE STROJIRNY a.s.
                     Mirova 2
                     679 04 Adamov
                     Czech Republic
                     Fax: +420 506 511003

or such other addresses either party shall hereinafter designate in writing to the other party.

     14.10 INVALIDITY OF PROVISION. If any of the provisions of this Agreement shall contravene the laws of any country, it is agreed that such invalidity or illegality shall not invalidate the whole agreement, but this Agreement shall be construed as if it did not contain the provisions claimed or held to be invalid or illegal in the particular jurisdiction concerned, Insofar as such construction does not materially affect the substance of this Agreement, and the rights and obligations of the parties hereto shall be construed and enforced accordingly. In the event, however, that such claimed invalidity or illegality shall substantially after the relationship between the parties hereto materially affecting adversely the interest of either party, then the parties hereto shall negotiate a mutually acceptable alternative provision not conflicting with such laws.

     14.11 NON COMPETITION. During the term of this Agreement, ASA and its Subsidiaries, affiliates and related companies shall not directly or indirectly engage in the manufacture or sale of the ADAST 547A DI and ADAST 557A DI Press lines with on-press imaging, except in conjunction with PRESSTEK pursuant to this Agreement. During the term of this Agreement, PRESSTEK shall not grant, directly or indirectly, any license under the Proprietary Rights of PRESSTEK to any other company which manufactures or will manufacture printing presses in the Czech Republic or India.

     14.12 FINAL PROVISIONS. This Agreement is executed in the English language. Each of the parties shall receive 2 counterparts in the Agreement. The Exhibits form an integral part of this Agreement and are equally executed in the English language. The absence of drafts for Exhibits L and M do not render this Agreement invalid; and this Agreement shall be a binding agreement in the absence of such exhibits. This Agreement may be amended or modified in the form of a rider if so agreed to in writing by the parties hereto.

     14.13 EXHIBIT LIST. The following is a list of exhibits to this Agreement:


           Exhibit A:     Panel finish, details of deliveries and options
           Exhibit B:     Delivery Schedule
           Exhibit C:     Prices and payment terms for Presses
           Exhibit D:     Prices for PRESSTEK DI Kits
           Exhibit E:     Technical specifications of presses
           Exhibit F:     Test Specifications 9057015
           Exhibit G:     Specification of Presstek DI Kits
           Exhibit H:     Trade Marks
           Exhibit I:     Confidentiality agreement
           Exhibit J      Example of Source Code Escrow Agreement
           Exhibit K:     ASA Geographic Region
           Exhibit L:     Technical Specification for PRESSTEK DI Kit
           Exhibit M:     Service Agreement

           IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be executed by their duly authorized officers or representatives. Either party shall receive two copies of the Agreement.

                                    PRESSTEK, INC.

                                    By: /s/ Robert Hallman
Witness:                            Name: Robert Hallman
                                    Title: CEO
By:    /s/ David Ventola
Title: Program Manager              Date: 4-24-01
      ------------------------


                                    ADAMOVSKE STROJIRNY a.s., Mirova 2

                                    By: /s/ Buzek Josef
Witness:                            Name:  Buzek Josef
                                    Title:  Chairman of the Board
By:    illegible
Title: D1 Project Manager           Date:  4-24-01
      ------------------------



Witness:                            By:  /s/ Kratky Kuetoslav
                                    Name:    Kratky Kuetoslav
                                    Title:   General Manager
By:    illegible
Title: illegible                    Date:    4/24/01
      ------------------------
                                       26

                                    EXHIBIT A
                PANEL FINISHES DETAILS OF DELIVERIES AND OPTIONS

1.               Panel finishes

                 a)       colors: manufacturer is TIGERWERK
                          SPRUCE GREEN    AD002
                          QUARTZ WHITE    AD001
                          RAL 7037        base of sidewalks and console

                 Samples agreed by Presstek on 28.11.00.

                 b) Placement of colors as per attached drawing 2950666 (attached hereto as Exhibit A-1)

                 c) Press markings as in attached Figures (attached hereto as Exhibits A-2 and A-3, respectively).

2.              Details of deliveries

                 a) an order has to be confirmed [CONFIDENTIAL TREATMENT REQUESTED]/*/ months prior to expected shipment date, until lead time is reduced to [CONFIDENTIAL TREATMENT REQUESTED]/*/ months, at which time orders will be confirmed at [CONFIDENTIAL TREATMENT REQUESTED]/*/ months out;

                 b) an order has to specify exact configuration of the machine - perfector or not, 4 and 5 color press, voltage and frequency (U,f);

                 c) [CONFIDENTIAL TREATMENT REQUESTED]/*/ days prior to shipment, final machine configuration needs to be specified: electrical configuration; perfector or not; position of perfector and number of colors (can change from original order in [CONFIDENTIAL TREATMENT REQUESTED]/*/ % of cases);

                 d) technical documentation will be on English only and supplied in electronic format.

3.              DETAILS OF OPTIONS

                 a)       the only option is a perfector.

                 Further options can be added as agreed upon by both parties.

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                  Exhibit A-1

                     This is a schematic diagram of a press.

     This is a schematic diagram indicating the position of certain logos.

                                    EXHIBIT B
                                DELIVERY SCHEDULE

   YEAR
--------------------------------------------------------------------------------------------
   2001          MONTH    1   2   3   4   5   6   7   8   9   10   11   12   TOTAL FOR YEAR:
-------------- --------- --- --- --- --- --- --- --- --- --- ---- ---- ---- ----------------
PRODUCTION      No. Pcs   0   0  [   CONFIDENTIAL   TREATMENT    REQUESTED   ] /*/

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

   YEAR
--------------------------------------------------------------------------------------------
   2001          MONTH    1   2   3   4   5   6   7   8   9   10   11   12   TOTAL FOR YEAR:
-------------- --------- --- --- --- --- --- --- --- --- --- ---- ---- ---- ----------------
PRE-PRODUCTION  No. Pcs   0   0   [   CONFIDENTIAL   TREATMENT    REQUESTED   ] /*/

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

   YEAR
--------------------------------------------------------------------------------------------
   2002          MONTH    1   2   3   4   5   6   7   8   9   10   11   12   TOTAL FOR YEAR:
-------------- --------- --- --- --- --- --- --- --- --- --- ---- ---- ---- ----------------
                No. Pcs   [    CONFIDENTIAL    TREATMENT     REQUESTED    ]  /*/

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

   YEAR
--------------------------------------------------------------------------------------------
   2003          MONTH    1   2   3   4   5   6   7   8   9   10   11   12   TOTAL FOR YEAR:
-------------- --------- --- --- --- --- --- --- --- --- --- ---- ---- ---- ----------------
                No. Pcs   [    CONFIDENTIAL    TREATMENT     REQUESTED    ]  /*/

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                                           TOTAL FOR 3 YEARS: *


   STARTING IN MARCH, 2001, ASA SHALL BEGIN DELIVERY OF THE PURCHASED GOODS TO
                          Presstek AS SET FORTH ABOVE

           *For years 2002 and 2003, all Pcs will be Production Units.

                                    EXHIBIT C
                            PRICES AND PAYMENT TERMS

Prices of ADAST 547A DI  and ADAST 557A DI presses

a) The prices for ADAST 547A DI and ADAST 557A DI to PRESSTEK are valid for the year [CONFIDENTIAL TREATMENT REQUESTED]/*/ and are based on the technical specifications defined in EXHIBIT E of this Agreement and for manufacturing specifications valid as of the date of signing of this Agreement.

b) Any additional design and development changes of the press or modifications to the existing format that will result in a change of the manufacturing specification of the press or its components incorporated within a separate agreement agreed by both parties, including the price.

c) Parties to this Agreement consent that, should the annual inflation rate be greater than [CONFIDENTIAL TREATMENT REQUESTED]/*/ % of the average of OECD-Europe [CONFIDENTIAL TREATMENT REQUESTED]/*/and the United States based on OECD official statistic data, (hereinafter the "Blended Inflation Index") ASA shall have the right to increase the price of Presses because of inflation by an amount equal to the Blended Inflation Index, without protest from PRESSTEK, provided, however, that, regardless of the amount of inflation reflected in the Blended Inflation Index, at no time shall the price of Presses increase more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ % over the previous year's price.

1)         PRICES

PRESSES:

Type of presses    25-50 pcs      51-100 pcs      101-150 pcs     151-200 pcs
ADAST 547A DI      [    CONFIDENTIAL    TREATMENT     REQUESTED    ]  /*/

ADAST 557A DI      [    CONFIDENTIAL    TREATMENT     REQUESTED    ]  /*/

Above noted prices do not include the price for the cleaning unit.

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Cleaning Unit:

Type of press      50-100 pcs     101-150 pcs     151-200 pcs
ADAST 547A DI      [    CONFIDENTIAL    TREATMENT     REQUESTED    ]  /*/

ADAST 557A DI      [    CONFIDENTIAL    TREATMENT     REQUESTED    ]  /*/

Above noted prices for cleaning units are valid for [CONFIDENTIAL TREATMENT REQUESTED]/*/ pre-production presses and first [CONFIDENTIAL TREATMENT REQUESTED]/*/ serial production presses. For future presses the price of cleaning units will be negotiated in good faith and agreed by [CONFIDENTIAL TREATMENT REQUESTED]/*/.

Above noted prices of Presses and Cleaning units are [CONFIDENTIAL TREATMENT REQUESTED]/*/


THE FOLLOWING SPECIFICATIONS ARE INCLUDED IN THE ABOVE NOTED PRICES:

-          single system two sucker feeder head
-          Swing pre-grimmer
-          Form cylinder with printing plate re-winding mechanism
-          Ink tray with divided blade
-          -         Inking form roller with axial movement
-          [CONFIDENTIAL TREATMENT REQUESTED]/*/ T3.60 compressor
-          [CONFIDENTIAL TREATMENT REQUESTED]/*/pneumatic system compressor
-          Lubricating unit with automated control
-          [CONFIDENTIAL TREATMENT REQUESTED]/*/ control system
- Remote control of register and inking unit from the control panel [CONFIDENTIAL TREATMENT REQUESTED]/*/
-          Modification of waterless offset including cooling aggregate
-          Diode cooling including aggregate
-          Without perfector
-          Transfer drums with [CONFIDENTIAL TREATMENT REQUESTED]/*/ blanket
-          Delivery drum with [CONFIDENTIAL TREATMENT REQUESTED]/*/ blanket
-          Benches
-          Includes the installation of the DI Kit on the Press
-          Blanket washer
-          Powder sprayer Grafix Junior
-          [CONFIDENTIAL TREATMENT REQUESTED]/*/ delivery
-          Ionization unit
-          IR drying [CONFIDENTIAL TREATMENT REQUESTED]/*/
-          High pile delivery
-          Sheet decurler
-          Without PRESSTEK DI Kit

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

OPTIONS

Ancillary equipment delivered on request (options)

                      ADAST 547A DI          ADAST 557A DI
Perfector             [CONFIDENTIAL TREATMENT REQUESTED]/*/

2)         PAYMENT TERMS:

           i. For orders placed in [CONFIDENTIAL TREATMENT REQUESTED]/*/, PRESSTEK shall pay ASA based on an invoice for the product delivered according to this Agreement as follows:

                  o [CONFIDENTIAL TREATMENT REQUESTED]/*/ % of sale price no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from the receipt of an order by ASA

                  o [CONFIDENTIAL TREATMENT REQUESTED]/*/ % of sale price [CONFIDENTIAL TREATMENT REQUESTED]/*/ days after the receipt of an order with [CONFIDENTIAL TREATMENT REQUESTED]/*/ month lead time, [CONFIDENTIAL TREATMENT REQUESTED]/*/ days after receipt of order with [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month lead time

                  o [CONFIDENTIAL TREATMENT REQUESTED]/*/ % of sale price no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days after the delivery date

           ii. If PRESSTEK defaults or does not adhere to the above noted payment terms then PRESSTEK shall have been deemed to have committed a Material Breach and ASA has the right to proceed as set forth in the Agreement

           iii. Changes in payment terms are not acceptable unless agreed upon by both parties in advance and in writing and added as a new EXHIBIT to the Agreement.

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           iv. Invoice values shall correspond with the actual quantity of the presses ordered in the respective year according to
                  Article 1) of Exhibit C. If the preset quantity range of the presses is exceeded, the price difference shall be included in the order which is the first to exceed the range.

           v. If either Party defaults or does not adhere to the above noted payment terms then the non-adhering Party shall have been deemed to have committed a Material Breach and the other Party has the right to proceed as set forth in the Agreement

           vi. Changes in payment terms are not acceptable unless agreed upon by both parties in advance and in writing and added as a new EXHIBIT to the Agreement.

           vii. Presstek on the basis of the requirement of ADAST accepts or issues necessary documents for the realization of factoring or insurance of export orders to get credit on the basis of the orders.

                                    EXHIBIT D


PRICE OF PRESSTEK KIT

------------------------------------- ----------------------------------------
Press Type                            Presstek Kit
------------------------------------- ----------------------------------------
For ADAST 547A DI                     $[CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------- ----------------------------------------
For ADAST 557A DI                     $[CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------- ----------------------------------------

OPTION

DI Server plus Harlequin RIP $[CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT E

                     TECHNICAL SPECIFICATIONS TP 021.525.124
                      [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT F

                           TEST SPECIFICATIONS 9057015
                      [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT G
                          SPECIFICATION OF PRESSTEK KIT


547A DI Kit- No. [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/Integrated Head                           4
[CONFIDENTIAL TREATMENT REQUESTED]/*/Firewire Kit, 4-color press               1
[CONFIDENTIAL TREATMENT REQUESTED]/*/Support kit, 4-color press                1
[CONFIDENTIAL TREATMENT REQUESTED]/*/Computer assembly, Firestation, PAX DI 1 Set of rolls with plate material, take-up spools
and roll ends, 4-color press                                                   1

RIP - Harlequin (Optional)                                                     1

557A DI Kit- No. [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/Integrated Head                           5
[CONFIDENTIAL TREATMENT REQUESTED]/*/Firewire  Kit, 5-color press              1
[CONFIDENTIAL TREATMENT REQUESTED]/*/Support kit, 5-color press                1
[CONFIDENTIAL TREATMENT REQUESTED]/*/Computer assembly, Firestation, PAX DI 1 Set of rolls with plate material, take-up spools
and roll ends, 5-color press                                                   1

RIP - Harlequin (Optional)                                                     1

The above described components represent all components required to make up the Presstek Kits and when properly installed will allow the Press to function as described in Exhibit E of this contract.

The price of a Presstek Kit is specified in Exhibit D.

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT H
                                   TRADE MARKS

Adast Trade Mark screen shot image (upper center)



DI Trade Mark screen shot image (middle center)



Presstek Trade Mark screen shot image (lower center)

                                    EXHIBIT I
                            CONFIDENTIALITY AGREEMENT


           THIS CONFIDENTIALITY AGREEMENT (the "Confidentiality Agreement") is made and entered into as of the 14th day of March, 2000, by and between Presstek, Inc. having an office and place of business at 9 Commercial Street, Hudson, New Hampshire 03051, USA (hereinafter referred to as "PRESSTEK"), and ADAMOVSKE STROJIRNY a.s., Mirova 2, organized and existing under the laws of the Czech Republic, having an office and place of business at 67904 Adamov, Czech Republic (hereinafter "ADAST").

           WHEREAS, PRESSTEK and ADAST, simultaneous with the execution of this Confidentiality Agreement, are entering into a development and supply agreement (the "Agreement"); WHEREAS, PRESSTEK, Omnitrade Industrial Company, and ADAST are parties to a confidentiality agreement to hold certain information confidential dated March 13, 1997 which is replaced by this Confidentiality Agreement;

           WHEREAS, PRESSTEK and ADAST may need to disclose to each other certain confidential and proprietary information including trade secrets and information contained in pending patent applications relating to their respective technologies;

           WHEREAS, the parties now desire to provide in more detail for the preservation of confidential information disclosed by one party to the other in the course of their dealings;

           NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties have agreed as follows:

           1. Information communicated by one party (the "Disclosing Party") to the other (the "Receiving Party") which the Disclosing Party considers confidential shall, when communicated in documentary form or on computer tape or disc, be marked as "Confidential" In the event information is communicated orally or by transfer of non-documentary materials, the confidential nature of such information shall be confirmed to the Receiving Party in writing within twenty days after such disclosure. "Confidential Information" shall mean any and all information in any form with respect to the Disclosing Party's technical or business matters which are designated by the Disclosing Party as "confidential" in the manner set forth above. Notwithstanding the provisions of this paragraph, it is agreed that all disclosure of information with respect to said subjects shall be considered "Confidential Information," regardless of the form in which it is communicated and whether marked "confidential" or not, unless otherwise indicated in writing by the Disclosing Party.

           2. The Receiving Party shall maintain all Confidential Information of the Disclosing Party in strict confidence, shall not publish, disseminate, disclose or otherwise make such Confidential Information available to any third party, and shall not use such Confidential Information for any purpose other than for the benefit of the Disclosing Party in a manner approved by the Disclosing Party. The Receiving Party agrees to limit the dissemination of, and access to, the Confidential Information to employees of the Receiving Party (together with its legal advisors) who have a "need to know" such information, provided that such employees shall have entered into appropriate confidentiality relationships with the Receiving Party so as to ensure that the Receiving Party has the legal right to implement the terms and conditions of this Confidentiality Agreement.

           3. Notwithstanding paragraph 2 of this Confidentiality Agreement, the obligations of confidentiality and non-use on the part of the Receiving Party shall not apply to information which:

               (a) the Receiving Party can establish was publicly known or was known to the Receiving Party at the time of disclosure;

               (b) becomes publicly known subsequent to the time of disclosure, provided that such public knowledge is not the result of disclosure of Confidential Information by the Receiving Party;

               (c) is approved for release by prior written authorization of the Disclosing Party; or

               (d) is required to be disclosed by applicable law, regulation or legal process (whether by subpoena, civil investigative demand, or other similar process), provided that if the Receiving Party is so required to disclose any of the Confidential Information the Receiving Party will provide the Disclosing Party with prompt notice of any such request of which the Receiving Party has knowledge so that the Disclosing Party may seek a protective order or other appropriate remedy or waive the Receiving Party's compliance with the provisions of this Confidentiality Agreement, as appropriate. Regardless of whether the Disclosing Party waives compliance with the terms hereof, or whether a protective order or other appropriate remedy is obtained, the Receiving Party will furnish only that portion of the Confidential Information which is required to be disclosed by such applicable law, regulation or legal process.

           4. At the request of the Disclosing Party, and subject to the obligations of the Disclosing Party, if any, under the Agreement, all Confidential Information in any tangible form received by the Receiving Party and all documents, notes, sketches, prototypes, discs, tapes, records or other written materials prepared by the Receiving Party containing or reflecting such Confidential Information or abstracts or summaries thereof shall be promptly returned to the Disclosing Party, together with all copies thereof.

           5. Nothing contained in this Confidentiality Agreement shall be construed as requiring either party to disclose any specific information to the other, nor as a grant by implication, estoppel or otherwise of any license to make, have made, use or sell any product or as a license under any patent, patent application, utility model, copyright, trade secret or any other proprietary right.

           6. This Confidentiality Agreement shall be in force from the time it is signed by both parties for a period of not less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ after such signature; provided that this Confidentiality Agreement shall remain in force for so long as the Agreement remains in force and for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ thereafter; and provided further that, as to documentation containing Confidential Information which is designated by a party as "Super Confidential," this Confidentiality Agreement shall

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED remain in force beyond the period specified in this paragraph for so long as such information remains confidential.

           7. The parties acknowledge and agree that a breach of this Confidentiality Agreement by either of them would cause irreparable damage to the non-breaching party, that such damage would be difficult to measure, and that such damage may not be adequately compensated by monetary damages. Consequently, the parties agree that each shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach of the provisions of this Confidentiality Agreement, in addition to all remedies available to the parties at law or in equity.

           8. This Confidentiality Agreement contains the entire agreement between the parties concerning disclosure and use of Confidential Information, cannot be altered except by an agreement between the parties in writing, shall be interpreted in accordance with the laws of England, and all parties to this Confidentiality Agreement hereby subject themselves to the jurisdiction of the Courts of England to enforce the provisions of this Confidentiality Agreement.

           IN WITNESS WHEREOF, the parties have caused this Confidentiality Agreement to be executed by their duly authorized representatives.

                  PRESSTEK, INC.

                  By: /s/ Robert W. Hallman
                     -------------------------------------------

                  Title: CEO
                        ----------------------------------------

                  Date:  3-14-00
                       -----------------------------------------

                  ADAMOVSKE STROJIRNY a.s.

                  By:  /s/ illegible
                     -------------------------------------------

                  Title:  Chairman of the Board
                        ----------------------------------------

                  Date:  March 14, 2000
                       -----------------------------------------


                  By:  /s/ illegible
                     -------------------------------------------

                  Title:  Vice-Chairman of the Board
                        ----------------------------------------

                  Date:  March 14, 2000
                       -----------------------------------------

                                    EXHIBIT J

                          SOURCE CODE ESCROW AGREEMENT
                                 (WORKING DARFT)

           This SOURCE CODE ESCROW AGREEMENT is entered into by and among DATA SECURITIES INTERNATIONAL, INC. with offices ("DSI" or "HOLDER"); PRESSTEK, INC., a Delaware corporation ("LICENSOR"), with offices at 55 Executive Drive, Hudson, New Hampshire 03051; and ADAMOVSKE STROJIRNY a.s., a joint stock company organized and existing under the laws of the Czech Republic, having an office and place of business at Mirova 2, 679 04 Adamov, Czech Republic (hereinafter "ASA") (the "LICENSEE" or "LICENSEE").

                                    RECITALS

A. Licensor and Licensee have entered or will enter into certain production agreement involving the production of Presses certain proprietary software or firmware technology of Licensor (referred to in this Agreement as the "PRODUCTION AGREEMENT").

B. Licensor desires to avoid unauthorized use or disclosure of its proprietary technology except under certain limited circumstances as defined herein.

C. The availability of the proprietary technology of Licensor is critical to Licensee in the conduct of its business and, therefore, Licensee needs access to the source code materials and other proprietary technology of Licensor under certain limited circumstances if Licensor shall fail to maintain and support the software described in the Production Agreement, or should Licensor experience financial difficulties by becoming subject to bankruptcy or insolvency proceedings, as defined herein.

D. Licensor and Licensee desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Licensor.

E. The parties desire this Agreement to be supplementary to the Production Agreement pursuant to 11 United States Bankruptcy Code, Section 365(n). This Agreement is entered into in furtherance of the provisions and objectives of that certain Production Agreement.

       For valuable consideration acknowledged by each, the parties agree that:

1. DEPOSIT. Licensor shall deposit with Holder those source code materials specified in EXHIBIT A (the "DEPOSIT"). Licensor shall keep the Deposit at the current revision level on an annual basis commencing with the effective date of this Agreement. In addition, Licensor shall update the Deposit at any time during the term or any renewal term of this Agreement that Licensor issues a new, material version or release of the Deposit. Licensor also agrees to comply with Holder's reasonable requests for the deposit or replacement of Deposit materials likely to physically degrade.

2. RETENTION OF REPLACED DEPOSIT. Holder will also retain all existing and supplanted Deposit materials for the benefit of Licensee and Licensor.

3. VERIFICATION AND DELIVERY. The Deposit shall be packaged for storage as reasonably instructed by Holder and accompanied by a cover sheet identifying the contents as indicated in EXHIBIT A. Risk of loss or damage to the Deposit materials during shipment shall lie with the Licensor. Licensee shall have the right to verify, at its own expense, each Deposit before shipment at Licensor's premises.

       Licensor hereby grants Licensee and Holder, free of charge, at its own expense, the right to use the facilities of Licensor, including its computer systems, to as reasonably necessary to verify the Deposit. Such right shall be exercised by 30 days' prior written notice from Licensee to Licensor and inspection will occur during Licensor's normal business hours without undue disruption of Licensor's business. At the expense of Licensor, Licensor shall make available Licensor's technical support personnel as reasonably necessary to verify the Deposit.

4. STORAGE OF DEPOSIT. Holder shall safekeep the Deposit in a security vault and exercise the same high standard of care to protect the Deposit which Holder would use to protect items of this nature which Holder might own, but in no event less than that standard of care customary in the industry.

5. USE AND NONDISCLOSURE. Except as expressly provided in this Agreement, Holder shall not disclose or make any use whatsoever of the Deposit, nor shall Holder disclose or make use of any confidential information provided to Holder by Licensor or Licensee in connection with this Agreement without the prior written consent of Licensor or Licensee, respectively. These obligations shall continue indefinitely notwithstanding any termination of this Agreement for any reason.

6. RECORDS AND AUDIT RIGHTS. Holder shall keep complete written records of the activities undertaken and materials prepared pursuant to this Agreement. Upon 10 days prior written notice to Holder during the term of this Agreement, Licensor and Licensee shall be entitled to inspect and request the records of Holder with respect to this Agreement at reasonable times during normal business hours at Holder's facilities and to inspect the Deposit required then to be held by Holder.

7. RELEASE OF DEPOSIT. If Licensee notifies Holder of the occurrence of a release condition as defined in EXHIBIT B, Holder shall immediately notify Licensor and provide Licensor with a copy of the notice from Licensee. Licensor shall have ten (10) business days from the date

       Holder sends its notice to notify Holder and Licensee that the release condition has not occurred or has been cured. Failing such timely notice, Holder shall release a copy of the Deposit to Licensee. However, if Holder receives timely notice from Licensor, Holder shall not release a copy of the Deposit but shall instead institute the Dispute Resolution Process below within three (3) business days of such timely notice from Licensor.

8. DISPUTE RESOLUTION PROCESS. Holder shall first notify Licensor and Licensee in writing of contrary instructions from Licensee and Licensor for release of the Deposit. Within five (5) business days after the date the notice is sent by Holder, an independent referee shall be appointed by the mutual agreement of Licensor and Licensee.

       On the 20th business day after the dispute notice from Holder, the referee shall meet at the San Diego, California offices of Holder, or such other location as is mutually agreed upon by Licensor and Licensee, and shall hear testimony and other evidence that Licensor and Licensee may wish to present with respect to the dispute. The meetings shall be conducted from 8:30 am. to 5:30 p.m. on no more than three (3) consecutive business days, national holidays excluded. Licensee shall present up to one day of evidence followed by up to one day of presentation from Licensor, followed by a final day reserved for rebuttal by each party in the morning and afternoon, respectively. Licensor, Licensee and Holder agree that the evidence and results of the hearings shall not be disclosed to third parties.

       Within two business days after the close of the presentations, the referee shall resolve the dispute by a written decision.

       This dispute resolution process shall be the exclusive means for resolving disputes regarding a release of the Deposit, and the decision of the referees shall be final, conclusive, and enforceable by a court of competent jurisdiction. All costs of the referee shall be split between Licensor and Licensee.

       Insofar as possible, the referee shall be, at the time of selection, a partner or manager of a national or regional accounting or software consulting firm (including the information processing, management support, and affiliates thereof) not employed by or affiliated with the Licensor or Licensee, and such referee shall be required to have relevant experience in the field of computer software technology and licensing. The sole issues for arbitration shall be whether there exists any material failure of Licensor to provide any support for the Software which it is obligated to provide under the Production Agreement and whether there has occurred a "Release Condition" under EXHIBIT B.

9. JOINT RELEASE. Licensee and Licensor may, by joint written instruction to Holder, authorize the release of the Deposit or a copy of it to the party named in the instruction.

10.    RIGHTS IN DEPOSIT. Licensee's rights in the Deposit are stated in EXHIBIT
       C. This Agreement shall automatically terminate upon the termination of the Production Agreement, and notice shall be provided by Licensor and Licensee to Holder regarding such termination.

11. TERM AND TERMINATION. The account will renew each year on the anniversary date upon receipt by Holder of the renewal fees.

       If Holder does not receive the renewal fee from Licensee by the anniversary date of this Agreement, Holder shall give notice to Licensor and Licensee. If the fee is not received from Licensee within thirty days of such notice, this Agreement shall automatically expire. Upon expiration of this Agreement, Holder will return the Deposit to Licensor. All obligations of Holder under this Agreement shall terminate thereafter, except as provided in this Agreement.

12. FEES. All fees of Holder shall be due from Licensee in full upon receipt of Holder's invoice. Fees shall be those specified in Holder's schedule of fees in effect for the initial term of this Agreement plus taxes (unless Licensee provides evidence of tax-exempt status), which schedule of fees is attached as Exhibit D. Holder shall not increase fees during the term of this Agreement.

13. ACCOUNT REPRESENTATIVE. Licensor, Licensee, and Holder shall each designate an authorized individual to receive notices and otherwise act on behalf of Licensor, Licensee and Holder in connection with this Agreement. Representatives may be changed by prior written notice to the other parties.

14. NOTICES. All notices for a release or a dispute in connection with this Agreement shall be in writing addressed to the Account Representatives, shall be sent by overnight courier service or electronic facsimile transmission (with a confirmation copy to follow by first class mail, postage prepaid) and shall be effective at the end of the next business day following delivery.

15. AUTHENTICITY. Holder may act in reliance upon any instruction, instrument, or signature believed to be genuine and may assume that it has been duly authorized.

16. HOLD HARMLESS. Licensor and Licensee will hold Holder harmless against any action regarding the release or refusal to release a copy of the Deposit by Holder so long as Holder has acted in good faith and in accordance with this Agreement. Licensee and Licensor agree to defend and indemnify Holder and hold Holder harmless from and against any and all claims, actions and suits, whether in contract or in tort, and from and against any and all liabilities, losses, damages, costs, charges, penalties, counsel fees, and other expenses of any nature (including, without limitation, settlement costs) incurred by Holder as a result of performance of the Agreement, except in the event of a judgment which specifies that Holder acted in bad faith or with gross negligence or willful misconduct.

17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

18. PRIOR AGREEMENTS. The Production Agreement with each Licensee and this Agreement, including the Exhibits to both Agreements, constitute the entire agreement between the parties concerning the subject matter of this Agreement and the Deposit, and shall supersede all previous communications, representations, understandings, and agreements, oral or written, between and among the parties. Licensor and Licensee acknowledge that Holder has no knowledge of the terms and conditions contained in the Production Agreement and that Holder's only obligations shall be as set forth herein or in any other writing signed by Holder, Licensor and Licensee.

19. SEVERABILITY. If any provision of this Agreement is held by any court to be invalid or unenforceable, then that provision will be severed from this Agreement and the remaining provisions shall continue in force.

20. ASSIGNMENT. No party may assign any rights or delegate any obligations under this Agreement without the prior written consent of the others, and any attempt to do so shall be deemed void, except as provided in the Production Agreement. Any party may assign this Agreement to a successor to all or substantially all the capital stock or assets of a party, whether by sale, merger, tender offer or other form of acquisition.

21. WAIVER. Waivers of any right under this Agreement shall only be effective if in writing signed by the party possessing the right.

22. EXHIBITS. The following Exhibits are made a part of this Agreement by this reference:

            Exhibit L-1:             Deposit Materials
            Exhibit L-2:             Release Conditions
            Exhibit L-3:             Rights in Deposit
            Exhibit L-4:             Schedule of Fees
            Exhibit L-5:             Acceptance Form

           IN WITNESS WHEREOF, the parties have executed this Master Source Code Escrow Agreement by their duly authorized officers as of the date set forth above.

DATA SECURITIES
  INTERNATIONAL, INC.                               ASA (LICENSEE)

By:  ____________________________         By:  ___________________________


Title:  ___________________________       Title:  __________________________


PRESSTEK, INC. (LICENSOR)

By:  _____________________________


Title:  ____________________________

                                   EXHIBIT L-1

                                DEPOSIT MATERIALS

A.      SOURCE CODE DEPOSIT MATERIALS

        1. A copy of source code and all source code documentation, listings, and programmers' notes relating to the design, use, operation, and maintenance of all:

                a. Licensor's proprietary Software as described in the Production Agreement;

                b. Modifications, enhancements, new versions or releases, additions, code corrections, and workarounds of the Software included in the Production Agreement;

                c. Any of the above materials replaced by Licensor and retained by Holder according to the terms of this Agreement; and

                d. source code listings, program specifications, schematics, system documentation, development tools and methodologies, algorithms, flowcharts, modifications, enhancements, programmer commentary, and all necessary data and technical information relating to the Software which will enable a reasonably skilled programmer to create, enhance, maintain, support and modify the Software which is the subject of the Production Agreement, to the extent available.

       2. A description of the development system, hardware, software, compilers, and the like sufficient for Licensee to continue development and support of the Software included in the Production Agreement.

       3. The Deposit materials shall be in machine-readable form on magnetic tape or diskette.

       4.       The source code shall be updated on an annual basis.

B.              COVER SHEET FOR DELIVERY OF DEPOSIT

Deposit Account Name _____________________

Deposit Account Number ___________________

__ Deposit  ____  Supplement to Deposit __ Replacement of Deposit

Software Name __________________________ Version ______________
Date _______________ CPU/OS ________________ Compiler _________
Application ___________________________________________________
Utilities needed ______________________________________________
Special Operating Instructions ________________________________
Media ___________________________ Quantity _____________________
Hardware Description __________________________________________

                                   EXHIBIT L-2

                               RELEASE CONDITIONS


The Deposit shall be released to Licensee upon the occurrence of any of the following events:

1. Failure of Licensor following Licensee's giving notice to Licensor, to fulfill its Software support obligations as required within the time periods permitted in the Production Agreement (the "Software Obligations").

2. Failure of Licensor to continue to do business and such failure continues for a period of 90 days.

3. Unless prohibited by law, the filing of a petition by or against Licensor for relief under the United States Bankruptcy Code; a general assignment for the benefit of creditors by Licensor; the appointment of a general receiver or trustee in bankruptcy for Licensor's business or property; or action by Licensor under any state insolvency or similar law for the purpose of its bankruptcy, or liquidation.

4. Any rejection or termination of the Software Obligations by Licensor or its successors or representatives in breach of the provisions of the Software Obligations contained in the Production Agreement, including in all events any rejection or termination of the Software Obligations or any proposal to do so under Title 11 of the United State Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or any other federal or state bankruptcy, insolvency, receivership, or similar law.

5. Failure of a trustee, including Licensor as debtor in possession, in any bankruptcy case hereafter filed by or against Licensor either to assume the Software support obligations contained in the Production Agreement and this Master Source Code Escrow Agreement within forty-five (45) days after the filing of the initial bankruptcy petition or to perform such obligations and this Escrow Agreement within the meaning of Section 365(a)(4)(i) of the Bankruptcy Code.


       The rights in the Software, including associated intellectual property rights, that Licensee may elect to retain following a rejection of the Production Agreement or this Agreement under Section 365(n) of the Bankruptcy Code do not include the right of Licensee to discontinue any royalty or other payment obligation for use of Licensor's Software. Under no circumstances shall Licensee be entitled to use of the Software under this Escrow Agreement without also paying to Licensor (or its successors) any then-accrued or ongoing royalty, distribution fee, other

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license fee payment obligation arising under the Production Agreement, as well as payment for Presses under the Production Agreement. This Agreement shall be automatically terminated at Licensor's option if Licensee fails to make any such payment obligation following notice thereof from Licensor or is otherwise in default of its obligations under the Production Agreement.

                                   EXHIBIT L-3

                      LICENSEE'S RIGHTS AND OBLIGATIONS IN
                                ESCROW MATERIALS

1. A. GRANT OF CURRENT LICENSE TO SOURCE CODE. Licensor hereby presently grants to Licensee a limited license in the intellectual property content of the Deposit, exercisable upon release of the Deposit by Holder to Licensee under the Release Conditions. Licensee's license is limited, non-exclusive, and fully-paid-up. Licensee's license to the Deposit materials hereunder is limited in duration to the term of the Production Agreement. Licensee's license to the Deposit is restricted solely to the furtherance of Licensee's rights or fulfillment of Licensor's support obligations for the Licensor software as set forth in the Production Agreement. The license includes the right to use, display and perform any Deposit user documentation or Software (in machine-readable form only). No right is provided to Licensee to copy (except for archive purposes), manufacture, reproduce or distribute or transfer to others copies of the Software or documentation, except as contemplated by the Production Agreement or this Agreement. Use of the Source Code by Licensee shall be limited to the uses of the System permitted under the Production Agreement and shall be limited to use within the Territory as provided in the Production Agreement.

       B. PROTECTION OF INTELLECTUAL PROPERTY RIGHTS IN SOFTWARE. Licensee shall treat the Deposit and Related Materials as confidential information. Licensee shall maintain all confidential information in strict confidence. Licensee shall take all commercially reasonable steps to ensure that no unauthorized person or entity has access to such confidential information of Licensor (including the Deposit material) and that all authorized persons having access to confidential information of Licensor (including the Deposit material) refrain from any unauthorized use or disclosure. All right, title, and interest to Software of Licensor shall at all times remain vested in Licensor. The Software is the exclusive property of Licensor and contains valuable proprietary information and trade secrets of Licensor developed at a great cost and expense. Licensee agrees not to translate, decompile, disassemble, reverse-engineer, create derivative works, or take any other steps intended to produce a source language statement of the Software and not to copy, reproduce, distribute, transfer, or disclose the Software to others without the prior consent of Licensor, except as contemplated by the Production Agreement or this Agreement. Any violation of the foregoing restrictions shall terminate this Agreement and the Production Agreement. Licensee will retain on each copy of the Software and user documentation that it distributes any copyright, trademark, and other intellectual property rights of Licensor.

       C. RETURN OF DEPOSIT. Licensee shall immediately return the Deposit materials if Licensor has cured the release conditions giving rise to the release of the Deposit and resumes performance of its obligations under the Production Agreement. The Escrow Agreement shall be reinstated upon Licensee's return of the Deposit and payment of any fees to Holder. Licensee shall return the Deposit materials in accordance with the standard requirements of Holder.

2. RESTRICTIONS ON USE OF DEPOSIT MATERIALS: Licensee hereby agrees to comply with all of the following provisions in its use of the Deposit materials following any release:

                (i) Licensee shall keep the Deposit materials in a secure location so as to preclude unauthorized persons from having access to the contents thereof at all times when the Deposit materials are being used in accordance with the provisions of this Escrow Agreement. Licensee shall permit Deposit materials to be removed only to the extent of Licensee's actual use of any such contents as required for the exercise of Licensee's rights pursuant to this Escrow Agreement and the Production Agreement.

                (ii) The Deposit materials shall remain on Licensee's premises at all times and shall be returned to the secure location when not in direct or immediate use.

                (iii)Licensee shall limit use of, and access to, the Deposit materials to those of its employees and consultants who are directly involved in the use of the Deposit materials to support the Licensor Software and/or to carry out Licensee's permitted uses, and who have a need to know the contents of the Deposit materials for the performance of their duties in connection with such permitted uses.

                (iv)Licensee shall cause all of its employees and consultants who have access to the Deposit materials to comply with all restrictions on the confidentiality of the Deposit materials set forth in the Production Agreement or in any Confidentiality Agreement between the parties.

                (v)Licensee shall assist Licensor in identifying and preventing any use or disclosure of the Deposit material by the present or former employees or consultants of Licensee in any manner which is not expressly permitted by the Escrow Agreement or Production Agreement.

                (vi)Licensee shall be liable for all damages or costs suffered by Licensor in connection with any unauthorized transfer, disclosure, copying, duplication, reproduction or use or misappropriation of the Deposit material by Licensee or its employees or consultants.

                (vii)At all times during which any portion of the Deposit materials is in use, Licensee shall locate the Deposit materials in a room or container which shall be securely locked so as to preclude unauthorized persons from having access to it. Only those employees referred to in paragraph (iii) above shall have access to keys to the lock of such room or container; and Licensee shall record the signature and date and hour of entry to and departure from such room or container by all persons.

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

                (viii)Licensee shall not, and shall not permit any of its employees or consultants to, reproduce or copy any of the Deposit material, or remove any copyright or proprietary notice contained or included on or in the Deposit material, or make any disclosure of the Deposit material, except to other employees or consultants of Licensee as may be necessary or appropriate in connection with their permitted use of Deposit material hereunder, or otherwise attempt to transfer the Deposit material to anyone.

3. RETENTION OF TITLE. Licensor retains sole and exclusive title to and ownership of the Deposit materials (except to the extent of components thereof which are licensed to Licensor by its licensors), and all patents, copyrights, and other intellectual property rights in and to the Deposit materials.

4. LICENSEE'S DEFAULT. If Licensee at any time defaults in its obligations under the Production Agreement and such default is not remedied by Licensee within any applicable grace period as provided in the Production Agreement and the Production Agreement is terminated, Licensor may terminate the rights granted to Licensee under this Escrow Agreement.

5. USE OF DEPOSIT AT LICENSEE'S RISK. LICENSEE ACKNOWLEDGES THAT IT USES THE DEPOSIT MATERIALS AT ITS OWN RISK.

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

                                    EXHIBIT K

                             ASA'S GEOGRAPHIC REGION

Pursuant to the terms of this Agreement, ASA's Geographic Region shall be limited to following countries:

           1.         [CONFIDENTIAL TREATMENT REQUESTED]/*/
           2.         [CONFIDENTIAL TREATMENT REQUESTED]/*/
           3.         [CONFIDENTIAL TREATMENT REQUESTED]/*/
           4.         [CONFIDENTIAL TREATMENT REQUESTED]/*/
           5.         [CONFIDENTIAL TREATMENT REQUESTED]/*/
           6.         [CONFIDENTIAL TREATMENT REQUESTED]/*/
           7.         [CONFIDENTIAL TREATMENT REQUESTED]/*/
           8.         [CONFIDENTIAL TREATMENT REQUESTED]/*/
           9.         [CONFIDENTIAL TREATMENT REQUESTED]/*/
           10.        [CONFIDENTIAL TREATMENT REQUESTED]/*/
           11.        [CONFIDENTIAL TREATMENT REQUESTED]/*/
           12.        [CONFIDENTIAL TREATMENT REQUESTED]/*/
           13.        [CONFIDENTIAL TREATMENT REQUESTED]/*/
           14.        [CONFIDENTIAL TREATMENT REQUESTED]/*/
           15.        [CONFIDENTIAL TREATMENT REQUESTED]/*/
           16.        [CONFIDENTIAL TREATMENT REQUESTED]/*/
           17.        [CONFIDENTIAL TREATMENT REQUESTED]/*/

                                       63

--------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED

                                    EXHIBIT L

                   TECHNICAL SPECIFICATIONS OF PRESSTEK DI KIT

                                    EXHIBIT M

                                SERVICE AGREEMENT

                                       65